UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): April 30, 2026
INTUITIVE SURGICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1020 Kifer Road
Sunnyvale, California 94086
(Address of principal executive offices) (zip code)
   Registrant’s telephone number, including area code: (408) 523-2100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISRG	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of the Amendment and Restatement of the Amended and Restated 2010 Incentive Award Plan
The Board of Directors (the “Board”) of Intuitive Surgical, Inc. (the “Company”) previously adopted, subject to stockholder approval, the amendment and restatement of the Company’s Amended and Restated 2010 Incentive Award Plan (the “Amended 2010 Plan”), which (i) increases the number of shares of common stock reserved for issuance pursuant to awards granted under the Amended 2010 Plan from 120,350,000 to 125,350,000, (ii) extends the term of the Amended 2010 Plan to January 29, 2036, and (iii) further specifies the treatment of awards in connection with a change in control. At the Company’s annual meeting of stockholders held on April 30, 2026 (the “Annual Meeting”), the Company’s stockholders approved the Amended 2010 Plan. The foregoing description of the Amended 2010 Plan is qualified in its entirety by reference to the text of the Amended 2010 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the stockholders of the Company voted on the following four proposals, each of which is described in detail in the Proxy Statement filed with the Securities and Exchange Commission on March 13, 2026.
Proposal No. 1: To elect ten members to the Board to serve until the 2027 Annual Meeting of Stockholders:

Nominee	For	Against	Abstain	Broker Non-votes
Craig H. Barratt, Ph.D.	273,151,253	9,610,497	429,596	29,960,297
Joseph C. Beery	279,266,173	3,681,570	243,603	29,960,297
Lewis Chew	280,295,927	2,642,396	253,023	29,960,297
Gary S. Guthart, Ph.D.	275,475,081	7,290,853	425,412	29,960,297
Sreelakshmi Kolli	279,743,446	3,073,396	374,504	29,960,297
Amy L. Ladd, M.D.	281,543,289	1,419,140	228,917	29,960,297
Keith R. Leonard, Jr.	281,592,296	1,349,981	249,069	29,960,297
Jami Dover Nachtsheim	278,111,761	4,669,399	410,186	29,960,297
Monica P. Reed, M.D.	276,888,776	6,086,984	215,586	29,960,297
David J. Rosa	282,229,466	736,120	225,760	29,960,297
Each of the nominees listed in Proposal No. 1 was elected.
Proposal No. 2: To consider and approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-votes
265,030,878	17,018,702	1,141,766	29,960,297
Proposal No. 2 was approved on an advisory basis.
Proposal No. 3: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstain
308,789,950	4,067,630	294,063
Proposal No. 3 was approved.
Proposal No. 4: To approve the amendment and restatement of the Company’s Amended and Restated 2010 Incentive Award Plan:

For	Against	Abstain	Broker Non-votes
260,005,547	22,129,032	1,056,767	29,960,297
Proposal No. 4 was approved.

Item 7.01.	Regulation FD Disclosure.
On April 30, 2026, the Board increased the authorized amount available under the Company’s common stock repurchase program (the “Repurchase Program”) to an aggregate of $5.0 billion, including amounts remaining under previous authorization.
The timing and total amount of repurchases will depend upon market conditions and may be made from time to time in open market purchases, privately negotiated transactions, accelerated share repurchase programs, issuer self-tender offers or otherwise, as determined by the Company’s management. The repurchases will be made in compliance with, and at such times as permitted by, federal securities law and may be suspended or discontinued at any time. The Repurchase Program does not obligate the Company to acquire any particular amount of common stock. The Company expects to fund the Repurchase Program through cash, cash equivalents, and investments.

Forward-Looking Statements
This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements relate to expectations concerning matters that are not historical facts. Statements using words such as “estimates,” “projects,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “may,” “will,” “could,” “should,” “commit,” “would,” “seek,” “potential,” “targeted,” and similar words and expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, the following: statements regarding the potential repurchase by the Company of up to $5.0 billion of its common stock and the timing and form of stock repurchase transactions; the Company's ability to suspend or discontinue repurchases; the Company's intent to make repurchases in compliance with federal securities law; and the source of funds used for such repurchases. These forward-looking statements are necessarily estimates reflecting the judgment of the Company’s management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should be considered in light of various important factors, including, but not limited to, the following: the overall macroeconomic environment, which may impact customer spending and the Company’s costs, including tariffs, the levels of inflation, and interest rates; the conflict in Ukraine; conflicts in the Middle East, including those involving Israel and Iran; disruption to the Company’s supply chain, including increased difficulties in obtaining a sufficient supply of materials; curtailed or delayed capital spending by hospitals; and the impact of global and regional economic and credit market conditions on healthcare spending. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report and which are based on current expectations and are subject to risks, uncertainties, and assumptions that are difficult to predict, including those risk factors identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as updated by the Company’s other filings with the Securities and Exchange Commission. The Company’s actual results may differ materially and adversely from those expressed in any forward-looking statement, and the Company undertakes no obligation to publicly update or release any revisions to these forward-looking statements, except as required by law.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Intuitive Surgical, Inc. Amended and Restated 2010 Incentive Award Plan, as amended and restated.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date: May 4, 2026	By:	/s/ JAMIE E. SAMATH
Name: Jamie E. Samath
Title: Executive Vice President, Chief Financial Officer